SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                               September 29, 2000

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                                  EPITOPE, INC.
             (Exact name of Registrant as specified in its charter)

           OREGON                    1-10492                     93-0779127
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)               File No.)               Identification No.)

                             8505 SW Creekside Place
                          Beaverton, Oregon 97008-7108
               (Address of principal executive offices) (Zip code)

                                 (503) 641-6115
              (Registrant's telephone number, including area code)


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ITEM 8.  CHANGE IN FISCAL YEAR.

On September 29, 2000, the board of directors of Company adopted a resolution to change the Company's fiscal year from a year ending September 30 to a year ending December 31. The Company intends to file a report on Form 10-Q for the quarter ending September 30, 2000, and a report on Form 10-K for the year ended December 31, 2000.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EPITOPE, INC.


Dated:  September 29, 2000                  By:/s/ Charles E. Bergeron
                                            Charles E. Bergeron
                                            Chief Financial Officer